PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JANUARY 19, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

Blackwells Capital LLC
Blackwells Onshore I LLC
Jason Aintabi
Craig Hatkoff
Jessica Schell
Leah Solivan
(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JANUARY 19, 2024

BLACKWELLS ONSHORE I LLC

January [•], 2024

Dear Fellow Shareholder:

Blackwells Onshore I LLC (“Blackwells Onshore”), Blackwells Capital LLC (“Blackwells Capital”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”), together with the other participants in this solicitation, own an aggregate of 115,100 shares of common stock, $0.01 par value per share (the “Common Stock”), of The Walt Disney Company, a Delaware corporation (“Disney” or the “Company”), representing approximately [•]% of the outstanding Common Stock. For the reasons set forth in the accompanying Proxy Statement, we believe of the election of our three highly qualified director nominees to the Board of Directors of the Company (the “Board”) to serve alongside Disney’s incumbent directors will ensure that the Company continues its ongoing strategic transformation in a manner consistent with the best interests of all shareholders. The attached Proxy Statement and the enclosed GREEN Universal Proxy Card are first being made available to shareholders on [•], 2024.

We are seeking your support at the Company’s 2024 Annual Meeting of Shareholders, which is scheduled to be held virtually [at [•],] on [•], 2024 at [•] [a.m./p.m.], [Pacific] Time (including any other meeting of shareholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”). We are soliciting proxies from the Company’s shareholders on the following matters:

•        The election of each of our director nominees — Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Blackwells Nominees”) — to the Board, each to serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified;

•        Blackwells’ proposal to adopt a non-binding, advisory resolution requesting that, in the event any candidate of the Company fails to be elected at the 2024 Annual Meeting for failure to receive more votes than a non-Company nominee, the Board shall take all necessary actions to increase the size of the Board by the number of Company nominees so failing to be elected and appoint any and all such Company nominees to fill the newly created corresponding vacancies (the “Blackwells Proposal”);

•        The Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2024 (Proposal 2);

•        The Company’s proposal to approve executive compensation (Proposal 3);

•        The Company’s proposal to approve an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan (Proposal 4);

•        A shareholder proposal regarding shareholder ratification of excessive golden parachutes (Proposal 5);

•        A shareholder proposal regarding reports on political expenditures (Proposal 6); and

•        The proposal submitted by Trian Partners L.P. and Trian Partners Parallel Fund I, L.P., wholly owned subsidiaries of Trian Fund Management, L.P., along with other entities affiliated with Nelson Peltz and Isaac Perlmutter (collectively, the “Trian Group”), to repeal each provision or amendment of the Company’s Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023 (Proposal 7).

In addition, shareholders may consider such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

We further believe that the Blackwells Proposal will contribute to the Company’s continued growth and transformation efforts under existing leadership, ensuring the future success of the Company. We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GREEN Universal Proxy Card today.

Under new rules adopted by the Securities and Exchange Commission, the enclosed GREEN Universal Proxy Card also includes the names of the Company’s nominees and the Trian Group’s nominees. As Blackwells is using a “universal” proxy card, there is no need to use the Company’s white proxy card or voting instruction form or the Trian Group’s blue proxy card or voting instruction form, regardless of how you wish to vote. We ask that you only cast your votes “FOR” Mr. Hatkoff, Ms. Schell and Ms. Solivan and “WITHHOLD” your votes for each of the Company’s nominees and the Trian Group’s nominees. We also ask you to vote “FOR” the non-binding Blackwells Proposal, which would allow the Board to increase its size and reappoint any Company nominee who fails to win re-election at the Annual Meeting.

Shareholders should refer to the Company’s proxy statement and the Trian Group’s proxy statement, when available, for the names, backgrounds, qualifications and other information concerning the Company’s nominees and the Trian Group’s nominees, respectively. You may access the Company’s proxy statement and the Trian Group’s proxy statement, when available, and any other relevant documents, without cost on the SEC’s website. There is no assurance that any of the Company’s nominees or the Trian Group’s nominees will serve as directors if one or more of the Blackwells Nominees are elected.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC, at its address and toll-free numbers listed below.

Thank you for your support,
/s/ Jason Aintabi
Jason Aintabi
President & Secretary
Blackwells Onshore I LLC

If you have any questions or need assistance in voting your GREEN Universal Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: Blackwells@morrowsodali.com

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JANUARY 19, 2024

2024 ANNUAL MEETING OF SHAREHOLDERS
OF
THE WALT DISNEY COMPANY

_________________________

PROXY STATEMENT
OF
BLACKWELLS ONSHORE I LLC

_________________________

PLEASE SIGN, DATE AND RETURN THE ENCLOSED GREEN UNIVERSAL PROXY CARD TODAY

Blackwells Onshore I LLC (“Blackwells Onshore”), Blackwells Capital LLC (“Blackwells Capital”) and Jason Aintabi (collectively with Blackwells Onshore and Blackwells Capital, “Blackwells” or “we”), together with the other Participants (as defined below) in this solicitation, own an aggregate of 115,100 shares of common stock, $0.01 par value per share (the “Common Stock”), of The Walt Disney Company, a Delaware corporation (the “Company”), representing approximately [•]% of the Common Stock outstanding. This Proxy Statement and the enclosed GREEN Universal Proxy Card are first being made available to shareholders on [•], 2024.

We are seeking your support at the 2024 Annual Meeting of Shareholders, which is scheduled to be held virtually [at [•],] on [•], 2024 at [•] [a.m./p.m.], [Pacific] Time (including any other meeting of shareholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”), on:

•        The election of each of our director nominees — Craig Hatkoff, Jessica Schell and Leah Solivan (collectively, the “Blackwells Nominees”) — to the Board, each to serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified;

•        Blackwells’ proposal to adopt a non-binding, advisory resolution requesting that, in the event any candidate of the Company fails to be elected at the Annual Meeting for failure to receive more votes than a non-Company nominee, the Board shall take all necessary actions to increase the size of the Board by the number of Company nominees so failing to be elected and appoint any and all such Company Nominees to fill the newly created corresponding vacancies (the “Blackwells Proposal”);

•        The Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accountants for fiscal year 2024 (Proposal 2);

•        The Company’s proposal to approve executive compensation (Proposal 3);

•        The Company’s proposal to approve an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan (Proposal 4);

•        A shareholder proposal regarding shareholder ratification of excessive golden parachutes (Proposal 5);

•        A shareholder proposal regarding reports on political expenditures (Proposal 6); and

•        The proposal submitted by Trian Partners L.P. and Trian Partners Parallel Fund I, L.P., wholly owned subsidiaries of Trian Fund Management, L.P., along with other entities affiliated with Nelson Peltz and Isaac Perlmutter (collectively, the “Trian Group”), to repeal each provision or amendment of the Company’s Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023 (Proposal 7).

Shareholders may consider such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Blackwells is soliciting proxies from shareholders to (i) elect Mr. Hatkoff, Ms. Schell and Ms. Solivan to the Board, (ii) approve, on a non-binding advisory basis, the Blackwells Proposal and (iii) vote “FOR” Proposals 2, 3 and 4. Blackwells makes no recommendation with respect to Proposals 5, 6 and 7.

We urge you to carefully consider the information contained in this Proxy Statement and support our efforts by signing, dating and returning the enclosed GREEN Universal Proxy Card today.

Under new rules adopted by the Securities and Exchange Commission, the enclosed GREEN Universal Proxy Card also includes the names of the Company’s nominees and the Trian Group’s nominees. As Blackwells is using a “universal” proxy card, there is no need to use the Company’s white proxy card or voting instruction form or the Trian Group’s blue proxy card or voting instruction form, regardless of how you wish to vote. We ask that you only cast your votes “FOR” Mr. Hatkoff, Ms. Schell and Ms. Solivan and “WITHHOLD” your votes for each of the Company’s nominees and the Trian Group’s nominees. We also ask you to vote “FOR” the non-binding Blackwells Proposal, which would allow the Board to increase its size and reappoint any Company nominee who fails to win re-election at the Annual Meeting.

Shareholders should refer to the Company’s proxy statement and the Trian Group’s proxy statement, when available, for the names, backgrounds, qualifications and other information concerning the Company’s nominees and the Trian Group’s nominees, respectively. You may access the Company’s proxy statement and the Trian Group’s proxy statement, when available, and any other relevant documents, without cost on the SEC’s website. There is no assurance that any of the Company’s nominees or the Trian Group’s nominees will serve as directors if one or more of the Blackwells Nominees are elected.

If you have already voted on the Company’s proxy card or the Trian Group’s proxy card, you have every right to change your vote by (i) signing, dating and returning a later dated GREEN Universal Proxy Card, (ii) voting via the Internet, by following the instructions on the GREEN Universal Proxy Card or (iii) voting virtually at the Annual Meeting.

If your shares are registered in more than one name, the GREEN Universal Proxy Card should be signed and dated by all such persons to ensure that all shares are voted for each of the Blackwells Nominees and the Blackwells Proposal.

This Proxy Statement is soliciting proxies to elect the Blackwells Nominees and for the Blackwells Proposal. See “Voting and Proxy Procedures” below for additional information.

The Company has set the close of business on [•] as the Record Date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s proxy statement, there were [•] shares of Common Stock outstanding as of the Record Date. The principal executive offices of the Company are located at 500 South Buena Vista Street, Burbank, CA 91521. Holders of record of shares of Common Stock on the Record Date are urged to submit the GREEN Universal Proxy Card, even if such shares have been sold after that date. Each share of Common Stock is entitled to one vote at the Annual Meeting.

If you have any questions or need assistance in voting your GREEN Universal Proxy Card, or need additional copies of Blackwells’ proxy materials, please contact Morrow Sodali LLC (“Morrow Sodali”) by phone at (800) 662-5200 (toll-free for shareholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at Blackwells@morrowsodali.com.

The solicitation is being made by Blackwells Onshore, Blackwells Capital, Mr. Aintabi, Mr. Hatkoff, Ms. Schell and Ms. Solivan, and not on behalf of the Board or management of the Company. Other than as described in this Proxy Statement, we are not aware of any other matters to be brought before the Annual Meeting. Should other matters, which we are not made aware of within a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies in the enclosed GREEN Universal Proxy Card will vote on such matters in their discretion.

BLACKWELLS URGES YOU TO SIGN, DATE AND RETURN THE GREEN UNIVERSAL PROXY CARD “FOR” EACH OF THE BLACKWELLS NOMINEES AND THE BLACKWELLS PROPOSAL.

YOU MAY HAVE ALREADY RECEIVED, OR WILL SOON RECEIVE, A PROXY CARD FROM THE COMPANY AND/OR THE TRIAN GROUP. PLEASE RETURN ONLY THE ENCLOSED GREEN UNIVERSAL PROXY CARD AND DO NOT RETURN ANY COMPANY OR TRIAN GROUP PROXY CARD UNDER ANY CIRCUMSTANCES. WE URGE YOU TO DISREGARD AND NOT TO RETURN ANY COMPANY OR TRIAN GROUP PROXY CARD AND RETURN THE GREEN UNIVERSAL PROXY CARD. ONLY THE LATEST DATED PROXY CARD YOU SUBMIT COUNTS. EVEN IF YOU RETURN THE COMPANY PROXY CARD OR TRIAN GROUP PROXY CARD MARKED “WITHHOLD” AS A PROTEST AGAINST THE COMPANY’S NOMINEES OR THE TRIAN GROUP’S NOMINEES, IT WILL REVOKE ANY PROXY CARD YOU MAY HAVE PREVIOUSLY SENT TO US. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY (I) DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING, (II) VOTING VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE GREEN UNIVERSAL PROXY CARD OR (III) VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and GREEN Universal Proxy Card are available at www.proxyvoting.com/[•].

BACKGROUND OF THE SOLICITATION

Blackwells made its initial investment in the Company in 2016.

On November 30, 2023, Blackwells issued a press release calling on the Trian Group to end its proxy campaign at the Company.

On December 7, 2023, Blackwells sent a request for a copy of the Company’s Director and Officer Questionnaire (the “Questionnaire”) by email to Jolene Negre, Associate General Counsel and Secretary of the Company, pursuant to the requirement of the Company’s Amended and Restated Bylaws (the “Bylaws”). The request was also delivered by mail to the principal offices of the Company on December 8, 2023.

On December 11, 2023, the Company delivered a copy of the Questionnaire by email to representatives of Blackwells. In the same email, Ms. Negre inquired as to whether the Company should expect a nomination from Blackwells. On that same day, Blackwells responded in the affirmative, confirming its intent to nominate candidates for election to the Board.

Between December 11, 2023 and January 2, 2024, Blackwells and the Company engaged numerous times by email and phone calls.

On January 2, 2024, Blackwells sent a letter (the “Nomination Notice”) by email to Ms. Negre announcing its intention to nominate the Blackwells Nominees for election to the Board at the Annual Meeting and to submit the Blackwells Proposal for consideration by the Company’s shareholders, on a non-binding, advisory basis, at the Annual Meeting. The Nomination Notice also provided notice to the Company pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of Blackwells’ intent to solicit proxies for the Blackwells Nominees from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

Also on January 2, 2024, Blackwells sent a demand letter (the “Demand Letter”) by email to Ms. Negre, requesting that the Board exercise its authority to investigate the nomination of directors made by the Trian Group and to review whether such nomination fully satisfied the requirements of the Company’s Bylaws. The Nomination Notice and Demand Letter were both delivered by mail to the principal offices of the Company on January 3, 2024. As of the date of this proxy statement, the Company has not responded to the Demand Letter.

Also on January 2, 2024, Blackwells issued a press release announcing its intent to nominate the Blackwells Nominees and submit the Blackwells Proposal at the Annual Meeting and filed such press release with the SEC.

On January 3, 2024, the Company sent a letter by email to Blackwells in response to the Nomination Notice (the “Response Letter”). This Response Letter advised Blackwells that the Company had reviewed the Nomination Notice and requested further information to assist the Company in confirming that the Nomination Notice complied with the Bylaws.

On January 4, 2024, Blackwells sent a letter by email to Horatio Gutierrez, Senior Executive Vice President, Chief Legal and Compliance Officer of the Company, regarding the Response Letter (the “Response Letter to Disney”). The Response Letter to Disney posited that Blackwells believed that it had sufficiently satisfied the requirements of the Bylaws and the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), but provided more information and clarifications as requested in the Response Letter. Notably, Blackwells provided additional information to the Company surrounding Ms. Schell’s brother, Connor Schell, and his relationship with the Company, including that Mr. Schell develops, produces and sells content to various media companies, including ESPN, ABC and Hulu, through his production company, Words + Pictures (“Words + Pictures”). Mr. Schell currently serves as President, Non-Fiction Content of The North Road Company (“North Road”), which acquired Words + Pictures in 2022. Further, in the Response Letter to Disney, Blackwells confirmed that “Ms. Schell has no involvement with or financial interest in the professional activities of Mr. Schell.” Finally, the Response Letter to Disney elaborated on the relationship between Ms. Schell’s consulting firm, the Observatory Group LLC, and the Company. In 2023,

The Observatory Group LLC was engaged by Bird Marella P.C. to provide consulting services in preparation for mediation (the “Mediation”) between the Company and TSG Entertainment Finance LLC (the “Plaintiff”). As stated in the Response Letter to Disney, Ms. Schell’s involvement was limited to serving as an expert on film distribution, windowing and monetization, in connection with which she analyzed the distribution patterns and monetization of the Fox films after the Company’s acquisition of Fox and assessed the impact of changes in distribution. Blackwells does not believe that Ms. Schell’s service as an expert consultant in the Mediation represents a material interest adverse to the Company. Further, and as stated in the Response Letter to Disney, Blackwells believes that the Company has in its possession all information regarding Mr. Schell’s business dealings and the Mediation as would be necessary to allow the Board to evaluate Ms. Schell’s interest therein. See “Proposal 1 — Election of Directors” below for additional information regarding Mr. Schell’s business dealings and Ms. Schell’s involvement in the Mediation.

On January 16, 2024, the Company attempted to call Blackwells and its representatives. On that same day, the Company filed a preliminary proxy statement with the SEC.

On January 17, 2024, a representative of Blackwells returned the Company’s phone call, at which time the Company confirmed that the January 16th phone call was meant to notify Blackwells of the Company’s intent to file a preliminary proxy statement.

On January 19, 2024, Blackwells filed a preliminary proxy statement with the SEC.

REASONS FOR THE SOLICITATION

Blackwells and the other Participants in this solicitation collectively own approximately [•]% of the Common Stock. Blackwells has nominated three highly qualified Board candidates — Mr. Hatkoff, Ms. Schell and Ms. Solivan — each of whom is prepared and committed to objectively evaluate opportunities for the Company to help unlock value for all shareholders. The professionals that Blackwells has nominated have extensive leadership experience in the entertainment, real estate, and technology industries, respectively. If elected, the Blackwells Nominees have the necessary background and expertise to support the Board in the ongoing transformative restructuring of the Company. Additionally, Blackwells’ commitment to the Company is to nominate candidates that will enhance the knowledge and experience of the Board and complement the incumbent directors, rather than taking institutional knowledge off the Board for the sake of change alone. This commitment is demonstrated by the Blackwells Proposal, which provides, on a non-binding basis, that any incumbent director who is outvoted by a non-Company nominee be reappointed to the Board following the Annual Meeting.

The Blackwells Nominees Align With the Needs of Shareholders

Shareholders need a Board that is equipped to evolve and respond to changes — changes in the market, changes in consumer preferences and changes in technology. While the Board’s current makeup includes valuable skills and institutional knowledge, of the current directors, only three possess media and entertainment skills — a skill that the Company classifies as “central” to its strategy. However, the Blackwells Nominees possess skills and experience that will enhance the Board’s qualifications. Each of Mr. Hatkoff, Ms. Schell and Ms. Solivan are creatives who are experienced as disruptors and leaders of change, with Mr. Hatkoff’s co-founding of the Tribeca Film Festival and experience in publishing, Ms. Schell’s oversight of the digital transformation at NBCUniversal and Ms. Solivan’s founding and leadership of TaskRabbit.

PROPOSAL 1

ELECTION OF DIRECTORS

We are seeking your support at the Annual Meeting to elect our three highly qualified Blackwells Nominees. Each of the Blackwells Nominees has consented to serve as a nominee, being named as a nominee in this Proxy Statement and serve as a director, if elected. The information below concerning name, age and employment and material occupations, positions or offices of the Blackwells Nominees has been furnished by each of the Blackwells Nominees. Except as described in this Proxy Statement, none of the Blackwells Nominees beneficially owns any Common Stock.

Each director elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Each of Mr. Hatkoff and Ms. Solivan presently is, and if elected as a director of the Company, would, in our view, be an “independent director” within the meaning of (i) New York Stock Exchange (“NYSE”) listing standards applicable to board composition, (ii) Section 301 of the Sarbanes-Oxley Act of 2002, (iii) Item 407(a) of Regulation S-K of the rules and regulations of the SEC (“Regulation S-K”) and (iv) the Company’s Amended and Restated Corporate Governance Guidelines. No Blackwells Nominee is a member of the Company’s Audit, Compensation or Nominating and Corporate Governance Committees.

Ms. Schell may not be considered an “independent director,” however, this determination must be made by the Board. Ms. Schell’s brother, Connor Schell, develops, produces and sells content to various media companies, including ESPN, ABC and Hulu, through his production company, Words + Pictures. Mr. Schell currently serves as President, Non-Fiction Content of North Road, which acquired Words + Pictures in 2022. Ms. Schell has no involvement with or financial interest in the professional activities of Mr. Schell. Notwithstanding Mr. Schell’s business dealings with the Company, Blackwells believes that Ms. Schell, if elected, will serve as a powerful independent voice in the Company’s boardroom.

We do not endorse any of the Company’s director nominees or the Trian Group’s director nominees. If elected, the Blackwells Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance shareholder value. However, we believe the election of the Blackwells Nominees is an important step in the right direction for enhancing long-term value at the Company. You should refer to the Company’s proxy statement and the Trian Group’s proxy statement, each of which will be available at no charge on the SEC’s website at http://www.sec.gov, for the names, background, qualifications and other information concerning the Company’s nominees and the Trian Group’s nominees, respectively.

Proxies cannot be voted for a greater number of persons than the number of nominees; however, we reserve the right to nominate additional person(s), in accordance with the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Blackwells does not expect that any of the Blackwells Nominees will be unable to stand for election or for good cause will not serve as a director, but if any vacancy in the slate of the Blackwells Nominees occurs for any reason (including if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Blackwells Nominees), the shares represented by the GREEN Universal Proxy Card received by Blackwells and not properly revoked will be voted for the substitute nominee(s) properly nominated by Blackwells in compliance with the rules of the SEC and any other applicable laws and, if applicable, the Bylaws.

If Blackwells lawfully identifies or nominates substitute nominee(s) before the Annual Meeting, Blackwells will file an amended proxy statement that identifies any such substitute nominee(s), discloses whether such nominee(s) has or have consented to being named in the revised proxy statement and includes all disclosure requirements required by Schedule 14A with respect to such substitute nominee(s).

Information About the Blackwells Nominees

Name	Age	Principal Occupation	Business Address
Craig Hatkoff	69	Chairman of Turtle Pond Publications LLC	c/o Craig Hatkoff 626 First Ave., Apt. East 30G New York, NY 10016
Jessica Schell	49	Consultant for and Founding Member of Observatory Group LLC	2341 Nottingham Ave. Los Angeles, CA 90027
Leah Solivan	44	Managing Director of Fuel Capital L.P.	440 N. Barranca Ave., #4257 Covina, CA 91723

We believe the Blackwells Nominees have the experience and qualifications to address the Company’s strategic, operational and governance deficiencies and possess the skill sets required to address the Company’s current needs.

Craig Hatkoff

Craig Hatkoff, age 69, currently serves on the board of directors of SL Green Realty Corp. (NYSE: SLG), a public real estate investment trust and the largest owner of commercial real estate in Manhattan, a position he has held since January 2011, and Captivision Inc. (NASDAQ: CAPT), a Korean developer and manufacturer of architectural media glass, since November 2023. Mr. Hatkoff also served as Executive Chairperson of LEX Markets, a real estate and alternative asset fintech startup, from April 2019 to October 2021. Mr. Hatkoff currently serves as the Chairman of Turtle Pond Publications LLC, a closely held publishing company, where he has served since 2002. Previously, he served on the board of directors of Jaguar Growth Capital Acquisition Corp. I, a special purpose acquisition company that became Captivision Inc., from February 2022 until November 2023, and as a director of Subversive Capital Acquisition Corp. (NEO: SVX.U), a Canadian special purpose acquisition company, from December 2019 to April 2021. Mr. Hatkoff served on the board of directors of DigitalBridge Group, Inc. (NYSE: DBR), a global digital infrastructure investment firm with approximately $75 billion in assets under management as of September 30, 2023, from May 2019 to May 2021. He also served as a director of Taubman Centers Inc., a public real estate investment trust engaged in the development and ownership of regional malls, from May 2004 to January 2019. Mr. Hatkoff began his career in real estate after business school in 1978 at Chemical Bank where he became one of the pioneers of the real estate securitization industry and was Co-Head of the Real Estate Investment Banking Unit. He left Chemical Bank in 1990 to co-found Victor Capital Group, a real estate merchant bank. In 1996, Mr. Hatkoff co-founded Capital Trust, Inc. (NYSE: CT), a NYSE-listed real estate company, along with Sam Zell and John Klopp. Mr. Hatkoff served as Vice Chairman and director of Capital Trust, Inc. from 1997 to 2010.

Mr. Hatkoff also co-founded the Tribeca Film Festival in 2002 and is a co-founder of Tribeca Enterprises. From 2002 to 2005, he served as Trustee of the New York City School Construction Authority.

In addition, he currently serves as a director of the Mandela Institute for Humanity and has been involved since 2019. He has previously served as director of multiple nonprofits, including Sesame Workshop, the Desmond Tutu Peace Foundation, The Tribeca Film Institute, The Rock and Roll Hall of Fame, Borough of Manhattan Community College Foundation and Richard Leakey’s Wildlife Direct. Mr. Hatkoff also served as an adjunct professor at Columbia Business School over two five-year periods: from 1991 to 1995 he created and taught the Real Estate Capital Markets course and from 2017 to 2021 he created and taught Disruptive Innovation Theory and the New Frontiers and Think Bigger, the Business School’s platform for innovation, creativity and entrepreneurship. Mr. Hatkoff is a New York Times #1 best-selling children’s author, along with his daughters, of a popular series of non-fiction children’s books published by Scholastic Books. The books have won numerous prestigious awards, including the ABA Book of the Year and the Christopher Prize. He co-founded the Disruptor Foundation in 2009, formed with Harvard Professor Clayton Christensen, author of Innovator’s Dilemma and has curated the annual Disruptor Awards since 2010.

Mr. Hatkoff is a graduate of Columbia Business School and Colgate University.

Blackwells believes Mr. Hatkoff’s leadership, board experience, and extensive knowledge of and background in investing, real estate and innovation qualifies him to serve as a director of the Company.

Jessica Schell

Jessica Schell, age 49, is the founder of Observatory Group LLC, an advisory firm through which Ms. Schell provides expert consulting services. Ms. Schell took time off from May 2023 until she founded Observatory Group LLC in September 2023.

From November 2014 until May 2023, Ms. Schell served as Executive Vice President and General Manager of Warner Bros. Home Entertainment (“Warner Bros.”). She joined as Executive Vice President and General Manager, Film to lead the over one billion dollar global film division of home entertainment and expanded her remit over time to include television and originals. Ms. Schell transformed the primarily physical DVD business into a global digital transactional business, driving years of double digit annual digital growth. She also led Warner Bros,’s top entertainment franchises into markets enabled by new technologies, including Virtual Reality, Internet of Things (IOT) connected entertainment devices and non-fungible tokens (NFTs).

From September 2010 to October 2014, Ms. Schell worked at Universal Pictures, an American film production and distribution company owned by NBCUniversal Media, LLC (“NBCUniversal”), as the Executive Vice President of Business Development and Strategic Planning (2010 to 2012) and, most recently, as Executive Vice President, Worldwide New Media and Digital Entertainment (2012 to 2014). At Universal Pictures, she served on the film greenlight committee and was a key member of the studio’s business management team, which oversaw all major operating and financial initiatives. Serving as Senior Vice President, Digital Media Strategy and Business Development at NBCUniversal, Ms. Schell built strong relationships with digital entrepreneurs and venture capital firms, sourcing and executing the company’s first digital partnerships with companies such as Meta Platforms, Inc. and Twitter, Inc. She worked on the creation of new businesses, including NBCUniversal’s data targeted advertising platform, Hulu, LLC, and the Peacock Equity Fund, for which she served as a board member and key operating liaison. Ms. Schell’s prior experience also includes The Walt Disney Company, Corporate Strategic Planning (June 1996 until July 1999), and Allen & Company LLC investment banking.

She has served on the board of advisors of Teach for America Los Angeles since 2022. She is also a founding member of Dialog Fellows and previously served on the board of directors of Peacock Equity Fund.

Ms. Schell holds an MBA from Harvard Business School and BA with honors in American History and Literature from Harvard College.

Blackwells believes that Ms. Schell’s extensive experience in the entertainment, technology and retail industries, including her experience at the forefront of evolving content distribution and as an expert in optimizing content value throughout its lifecycle, qualifies her to serve as a director of the Company.

Leah Solivan

Leah Solivan, age 44, is currently a Managing Director at Fuel Capital L.P., a seed stage venture capital firm investing in consumer, software as a service (SaaS) and infrastructure companies, where she manages three high performing funds, with over seven unicorn companies across the portfolio. Ms. Solivan has served at Fuel Capital since July 2017.

Ms. Solivan created TaskRabbit, Inc. (“TaskRabbit”), a pioneering on-demand marketplace company she founded in 2008. As TaskRabbit’s CEO for eight years, she scaled the company into an international business with operations in 44 cities and more than $50 million in venture capital funding. In 2017, she oversaw TaskRabbit’s successful sale to Inter IKEA Systems B.V. Ms. Solivan began her career as a software engineer at IBM.

Additionally, Ms. Solivan has taken an active role in the Young Presidents’ Organization, (“YPO”) a worldwide leadership community of chief executives. A member since 2014, she was awarded the Alexander Capello Award, the highest honor in membership, for her work in promoting gender equity. In 2023 she became Chair of the Regional Board, Pacific US; she also serves on a global committee for the YPO International Board. Ms. Solivan has been recognized by the World Economic Forum as a Young Global Leader. She has served as an advisor to children’s apparel brand Monica + Andy since July of 2017 and as a venture advisor to Screendoor Partners since January of 2021.

She has been a frequent speaker at events such as the World Economic Forum in Davos, Switzerland and Tina Brown’s Women in the World Summit. Her achievements have been featured in publications, including the Wall Street Journal, Wired, and Time, and Fast Company named her one of the “100 Most Creative People in Business.” She is a regular contributor to Fast Company and has appeared on MSNBC and Bloomberg — among other broadcasts.

Ms. Solivan earned a B.S. in Mathematics and Computer Science from Sweet Briar College, where she also served on the Board of Directors from July 2015 until August 2018.

Blackwells believes Ms. Solivan’s extensive knowledge of and background in consumer technology qualifies her to serve as a director of the Company.

If elected, the Blackwells Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

On January 19, 2024, Blackwells Onshore, Blackwells Capital, Mr. Aintabi and each of the Blackwells Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, each of Blackwells Onshore, Blackwells Capital, Mr. Aintabi and the Blackwells Nominees agreed to the joint filing on behalf of each of them to allow for the solicitation of proxies for the election of the Blackwells Nominees and in favor of the Blackwells Proposal.

In 2023, Ms. Schell’s consulting firm, Observatory Group LLC, was engaged by Bird Marella P.C. to provide consulting services in preparation for the Mediation between the Company and the Plaintiff. Based on publicly available information, in August 2023, the Plaintiff sued Twentieth Century Fox Film Corporation (“Fox”) and the Company (together with Fox, the “Defendants”) for breach of contract. The suit alleged that Defendants engaged in self-dealing among channels owned by the Defendants, failed to credit Plaintiff with revenue that it should have received and charged Plaintiff millions of dollars for distribution fees that were not part of Plaintiff’s revenue participation agreement with the Defendants. Ms. Schell’s involvement was limited to serving as an expert on film distribution, windowing and monetization, in connection with which she analyzed the distribution patterns and monetization of the Fox films after the Company’s acquisition of Fox and assessed the impact of changes in distribution. Ms. Schell believes that the Mediation was successfully settled in December 2023, however, she is not privy to the details of the settlement which are confidential. Ms. Schell’s compensation for her services will be based on an hourly rate and are expected to total less than $200,000. Blackwells does not believe that Ms. Schell’s service as an expert consultant in the Mediation represents a material interest adverse to the Company.

In November 2021, Blackwells Capital engaged Mr. Hatkoff and paid him a one-time monetary fee in connection with his services in assisting Blackwells Capital with potential real estate M&A transactions that Blackwells Capital pursued from November 2021 through June 2022. These services and payment are unrelated to Mr. Hatkoff’s nomination as a director.

Other than as described in this Proxy Statement, there are no arrangements or understandings between or among any Blackwells Nominee and any other person pursuant to which any Blackwells Nominee was or is to be selected as a director or nominee.

Share Ownership of the Blackwells Nominees

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Blackwells Nominees as of the date of this Proxy Statement.

The address for each Blackwells Nominee is listed below. The information in the following table has been furnished to us by the respective Blackwells Nominees. Percentage of beneficial ownership is based on [•] shares of Common Stock outstanding as of the Record Date.

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Craig Hatkoff 626 First Ave., Apt. East 30G, New York, NY 10013	0	0%
Jessica Schell 2341 Nottingham Ave., Los Angeles, CA 90027	0	0%
Leah Solivan 440 N. Barranca Ave., #4275, Covina, CA 91723	0	0%

Blackwells, the Company and the Trian Group will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to twelve nominees on the enclosed GREEN Universal Proxy Card. Any shareholder who wishes to vote for one or more of the Company’s nominees or the Trian Group’s nominees in addition to one or more of the Blackwells Nominees may do so on Blackwells’ GREEN Universal Proxy Card. There is no need to use the Company’s proxy card or the Trian Group’s proxy card, regardless of how you wish to vote.

Shareholders are permitted to vote for fewer than twelve nominees or for any combination (up to twelve total) of the Blackwells Nominees, the Company’s nominees and/or the Trian Group’s nominees on the GREEN Universal Proxy Card.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE BLACKWELLS NOMINEES ON THE ENCLOSED GREEN UNIVERSAL PROXY CARD AND INTEND TO VOTE OUR SHARES “FOR” THE BLACKWELLS NOMINEES.

PROPOSAL 8:

PROPOSAL TO APPOINT COMPANY NOMINEES

Blackwells is asking shareholders to indicate their support at the Annual Meeting for a non-binding, advisory proposal requesting that the Board take all necessary steps to appoint any and all Company nominees who fail to be elected at the Annual Meeting.

The following is the text of the proposed resolution:

“RESOLVED, that the shareholders of the Company adopt a non-binding, advisory resolution requesting that, in the event any candidate of The Walt Disney Company fails to be elected at the 2024 Annual Meeting for failure to receive more votes than a non-Walt Disney Company nominee, the Board of Directors of the Walt Disney Company shall take all necessary actions to increase the size of the Board by the number of Walt Disney Company nominees so failing to be elected and appoint any and all such Walt Disney Nominees to fill the newly created corresponding vacancies.”

We favor this proposal at the Annual Meeting because we believe that although change on the Board is necessary to ensure the growth and future success of the Company, continuity of directors provides significant benefits. For example, incumbent directors possess certain institutional knowledge that can be beneficial to long-term decision making. Additionally, we believe that the election of the Blackwells Nominees will be complemented by the continued involvement of all the incumbent directors.

Other than as described elsewhere in this Proxy Statement, Blackwells does not have any material interest in this proposal, individually or in the aggregate, including any anticipated benefit to us. As the Appointment of Company Nominees Proposal is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of shareholder votes.

WE URGE YOU TO VOTE “FOR” PROPOSAL 8 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board (the “Audit Committee”) has selected PwC as the Company’s independent registered public accounting firm for the fiscal year ending September 28, 2024. The Company is submitting its selection of PwC for ratification by the shareholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, shareholder approval is not required to appoint PwC as the Company’s independent registered public accounting firm, but the Company is submitting the selection of PwC to shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, then the Company has indicated that the Audit Committee will reconsider the appointment. The Company has further disclosed that even if the appointment is ratified by shareholders, the Audit Committee may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

We encourage all shareholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail.

WE RECOMMEND YOU VOTE “FOR” PROPOSAL 2 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

Proposal 3: Advisory Vote on Executive Compensation

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to vote on the following advisory resolution:

Resolved, that the shareholders advise that they approve the compensation of the Company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, other compensation information and any related material).

As disclosed in the Company’s proxy statement, the vote on this proposal is non-binding, but the Board and the Compensation Committee of the Board will review the voting results in connection with their ongoing evaluation of the Company’s compensation program. Further information regarding the Company’s executive compensation can be found in the section of the Company’s proxy statement titled “Executive Compensation — Compensation Discussion and Analysis.”

As disclosed in the Company’s proxy statement, the Company provides its shareholders with this advisory vote to approve executive compensation on an annual basis and the Company expects that shareholders will next be asked to provide such advisory vote at the Company’s annual meeting of shareholders in 2025.

We encourage all shareholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail.

WE RECOMMEND YOU VOTE “FOR” PROPOSAL 3 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

Proposal 4: Approval of Amended and Restated 2011 Stock Incentive Plan

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to vote to approve the amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”, and, as further amended and restated, the “Amended 2011 Plan”). The Company’s proxy statement states that the Amended 2011 Plan would increase the number of shares of Common Stock authorized for issuance thereunder by 115 million shares, from an aggregate of 179 million shares to 294 million shares. Further information regarding the Company’s executive compensation can be found in the section of the Company’s proxy statement titled “Items to Be Voted On — Proposal 4 | Approval of Amended and Restated 2011 Stock Incentive Plan.”

We encourage all shareholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail.

WE RECOMMEND YOU VOTE “FOR” PROPOSAL 4 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

Shareholder Proposals

As discussed in further detail in the Company’s proxy statement, certain shareholders have notified the Company of their intent to present a proposal for consideration at the Annual Meeting. The full proposals and supporting statements are included in the Company’s proxy statement.

•        Shareholder Proposal 5: Shareholder Ratification of Excessive Golden Parachutes

Shareholders request that the Board seek shareholder approval of new or renewed pay packages that provide for a golden parachute with an estimated total value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus. This proposal only applies to Section 16 Officers.

•        Shareholder Proposal 6: Report on Political Expenditures

RESOLVED: Shareholders request the Board annually publish a report, at reasonable expense, analyzing the congruence of Disney’s political and electioneering expenditures during the preceding year against Disney’s publicly stated company values and policies. The report should state whether Disney has made, or plans to make, changes in contributions or communications as a result of identified incongruencies.

Based on information contained in the Company’s proxy statement, it is expected that the shareholders will be asked to vote on shareholder Proposal 5 and Proposal 6 at the Annual Meeting. We encourage all shareholders to review the disclosures related to this proposal in the Company’s proxy statement in detail.

BLACKWELLS MAKES NO RECOMMENDATION WITH RESPECT TO THESE PROPOSALS.

Proposal 7: The Trian Group Proposal

As discussed in further detail in the Company’s proxy statement, the Trian Group notified the Company of its intent to present the following proposal for consideration at the Annual Meeting.

RESOLVED, that each provision or amendment of the Amended and Restated Bylaws of The Walt Disney Company (the “Corporation”) approved by the Board of Directors of the Corporation (and not by the Corporation’s shareholders) subsequent to November 30, 2023 and prior to the approval of this resolution be, and hereby is, repealed, effective as of the time this resolution is approved by the Corporation’s shareholders.

We encourage all shareholders to review the Company’s disclosures related to this proposal in the Company’s proxy statement in detail.

BLACKWELLS MAKES NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL.

WHO CAN VOTE AT THE ANNUAL MEETING

The Record Date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting is [•]. Shareholders of the Company at the close of business on the Record Date are entitled to one vote for each share of Common Stock owned as of the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock. According to the Company’s proxy statement, the number of shares of Common Stock outstanding as of the Record Date is [•].

Only shareholders as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a shareholder on the Record Date, then you will retain your voting rights for the Annual Meeting even if you sold your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sold such shares after the Record Date.

HOW TO VOTE BY PROXY

To vote in favor of the election of the Blackwells Nominees to the Board and to vote in favor of the Blackwells Proposal, promptly complete, sign, date and return the enclosed GREEN Universal Proxy Card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed GREEN Universal Proxy Card. Please contact our proxy solicitor, Morrow Sodali, by phone at (800) 662-5200 (toll-free for shareholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees) or by email at Blackwells@morrowsodali.com if you require assistance in voting your shares or need additional copies of our proxy materials.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN Universal Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•        Vote “FOR” the election of each of the Blackwells Nominees to the Board, each to serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified;

•        Vote “FOR” the Blackwells Proposal;

•        Vote “FOR” the Company’s proposal to ratify the appointment of PwC as the Company’s independent registered public accountants for fiscal year 2024;

•        Vote “FOR” the Company’s proposal to approve executive compensation;

•        Vote “FOR” the Company’s proposal to approve an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan;

•        Blackwells makes no recommendation with respect to the shareholder proposal regarding shareholder ratification of excessive golden parachutes;

•        Blackwells makes no recommendation with respect to the shareholder proposal regarding reports on political expenditures; and

•        Blackwells makes no recommendation with respect to the proposal submitted by the Trian Group to repeal each provision or amendment of the Company’s Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023.

Blackwells, the Company and the Trian Group will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to twelve nominees on Blackwells’ enclosed GREEN Universal Proxy Card. There is no need to use the Company’s proxy card or voting instruction form or the Trian Group’s proxy card or voting instruction form, regardless of how you wish to vote. If Blackwells withdraws its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Blackwells Nominees will be disregarded and not be counted, whether such vote is provided on our GREEN Universal Proxy Card, the Company’s proxy card or the Trian Group’s proxy card.

Rule 14a-4(c)(3) of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know within a reasonable time before making our solicitation that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement. If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the discretion of the persons named as proxies on the attached GREEN Universal Proxy Card. At the time this Proxy Statement was made available, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN Universal Proxy Card on your behalf. You should also sign, date and return the voting instruction that your broker or banker sends you (or, if applicable, vote by following the instructions supplied to you by your brokerage firm or bank, including voting via the Internet). Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of brokerage firms and banks are participating in a program that allows eligible shareholders to vote via the Internet. If a shareholder’s brokerage firm or bank is participating in the Internet voting program, then such brokerage firm or bank will provide the shareholder with instructions for voting via the Internet on the voting form. Internet voting procedures, if available through a shareholder’s brokerage firm or bank, are designed to authenticate shareholders’ identities to allow shareholders to give their voting instructions and to confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers. If a shareholder’s brokerage firm or bank does not provide the shareholder with a voting form, but the shareholder instead receives our GREEN Universal Proxy Card, then such shareholder should mark our GREEN Universal Proxy Card, date and sign it, and return it in the enclosed postage-paid envelope. Shareholders are encouraged to submit their votes on the GREEN Universal Proxy Card or voting instructions form.

VOTING AND PROXY PROCEDURES

The Board currently consists of twelve individuals. Under the current structure, if elected, Mr. Hatkoff, Ms. Schell and Ms. Solivan would serve as a director on the Board for a one-year term or until his or her respective successor is duly elected and qualified.

Shareholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitute a quorum. No business may be conducted at the Annual Meeting if a quorum is not present. If you submit a properly executed proxy card or authorize a proxy via the Internet, you will be considered part of the quorum. Withhold votes (in the case of the election of directors) and abstentions will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum.

A “broker non-vote” results when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” The NYSE rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. For brokerage accounts that receive proxy materials from, or on behalf of, both the Company and Blackwells, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, if you do not submit any voting instructions to your broker, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any proposal, your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting and your shares will not be counted for purposes of determining whether a quorum exists. However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of PwC as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on the ratification of PwC as the Company’s independent registered public accounting firm, even in the absence of your instruction. If your shares are voted on the ratification of PwC as the Company’s independent registered public accounting firm, as directed by your broker, your shares will constitute “broker-non votes” on each of the non-routine proposals. Any broker non-votes will be counted in determining whether a quorum exists at the Annual Meeting, but will have no effect on the non-routine proposals.

Proposal 1: Election of Directors — The Company has adopted a plurality voting standard for director elections, meaning the nominees who receive the highest number of votes cast “FOR” their election will be elected to the Board. Shareholders may vote “FOR” up to twelve nominees and “WITHHOLD” for up to twelve nominees. With respect to the election of directors, “WITHHOLD” votes and broker non-votes will be counted for purposes of determining if there is a quorum at the Annual Meeting for this proposal but will not be counted as “votes cast” and therefore, will have no direct effect on the outcome of the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Accountant — According to the Company’s proxy statement, the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. According to the Company’s proxy statement, abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

Proposal 3: Advisory Vote on Executive Compensation — According to the Company’s proxy statement, the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. According to the Company’s proxy statement, abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. According to the Company’s proxy statement, broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

Proposal 4: Approval of Amended and Restated 2011 Stock Incentive Plan — According to the Company’s proxy statement, the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. According to the Company’s proxy statement, abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. According to the Company’s proxy statement, broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

Shareholder Proposal 5: Shareholder Ratification of Excessive Golden Parachutes — According to the Company’s proxy statement, the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. According to the Company’s proxy statement, abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. According to the Company’s proxy statement, broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

Shareholder Proposal 6: Report on Political Expenditures — According to the Company’s proxy statement, the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. According to the Company’s proxy statement, abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote. According to the Company’s proxy statement, broker non-votes are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

Proposal 7: The Trian Group Proposal — According to Article IX of the Bylaws, the affirmative vote of a majority of the outstanding shares entitled to vote on this item at the Annual Meeting is required to alter, amend, or repeal any provision of the Bylaws. Abstentions will be counted as represented and entitled to vote and will have the effect of a vote “AGAINST” Proposal 7. Broker non-votes will not be considered entitled to vote on this proposal and will not be counted in determining the number of shares necessary for approval of the proposals.

Proposal 8: The Blackwells Proposal — The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions and broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal. As Proposal 8 is non-binding, it does not require the Board or the Company to take any action, even if approved by the requisite number of shareholder votes.

None of the applicable Delaware law, the Charter, nor the Bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending and voting virtually at the Annual Meeting (but attendance at the Annual Meeting will not by itself constitute revocation of a prior delivered proxy). The revocation may be delivered either to Blackwells, Morrow Sodali or to the Company’s Secretary at 500 South Buena Vista Street, Burbank, CA 91521 or any other address provided by the Company.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY YOUR LATEST-DATED, VALIDLY EXECUTED PROXY WILL BE COUNTED AT THE ANNUAL MEETING.

If you have already sent a proxy card to the Company, you can revoke that proxy card by (i) signing, dating and mailing the GREEN Universal Proxy Card or (ii) voting via the Internet, by following the instructions on the GREEN Universal Proxy Card or (iii) voting virtually at the Annual Meeting.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies under this Proxy Statement will be made by Blackwells.

We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Exchange Act, and intend to solicit proxies from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the Blackwells Nominees’ election and the Blackwells Proposal in accordance with applicable law and intend to comply with applicable requirements of the Exchange Act.

Proxies may be solicited by Blackwells by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. Blackwells will bear the entire cost of this solicitation. Blackwells does not intend to seek reimbursement from the Company of any expenses it incurs in connection with its solicitation of proxies for the election of the Blackwells Nominees and for the Blackwells Proposal at the Annual Meeting. While no precise estimate of the cost of solicitation can be made at the present time, Blackwells currently estimates that it will spend a total of approximately $6,000,000 for its solicitation of proxies, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and related expenses. As of the date hereof, Blackwells estimates that it has incurred proxy solicitation expenses of approximately [•].

Brokerage houses, banks and other custodians and fiduciaries will be requested to forward proxy solicitation material to their customers for whom they hold shares and Blackwells will reimburse them for their reasonable out-of-pocket expenses.

Solicitations may be made by certain of the respective directors, officers, members and employees of Blackwells, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. Certain of Blackwells’ full-time employees will assist in the solicitation and will, among other things, communicate with shareholders. The Blackwells Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as Blackwells Nominees.

Blackwells will also reimburse brokers, fiduciaries, custodians and other nominees, as well as persons holding stock for others who have the right to give voting instructions, for out-of-pocket expenses incurred in forwarding this Proxy Statement and related materials to, and obtaining instructions or authorizations relating to such materials from, beneficial owners of Common Stock. Blackwells will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services.

Blackwells has engaged Morrow Sodali as proxy solicitor in connection with this solicitation. Blackwells anticipates that certain employees of Morrow Sodali may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting. Approximately [•] employees of Morrow Sodali will solicit holders of the Common Stock in connection with the Annual Meeting.

Blackwells expects to pay Morrow Sodali up to $1,500,000 for its services in connection with the solicitation of proxies for the Annual Meeting.

ADDITIONAL PARTICIPANT INFORMATION

Under the applicable SEC regulations, Blackwells Onshore, Blackwells Capital, Mr. Aintabi, Mr. Hatkoff, Ms. Schell and Ms. Solivan (collectively, the “Participants”) are participants in the solicitation of proxies from the Company’s shareholders to vote in favor of the election of the Blackwells Nominees to the Board and the approval of the Blackwells Proposal.

Additional information regarding the purchases and sales of securities of the Company during the past two years by the Participants is set forth on Schedule I to this Proxy Statement and is incorporated into this Proxy Statement by reference. Information in this Proxy Statement about each Participant was provided by that Participant.

The principal business of Blackwells Onshore is the proprietary trading of securities. The principal business of Blackwells Capital is the proprietary trading of securities. The principal occupation of Mr. Aintabi is serving as the managing partner of Blackwells Capital. The principal occupation of Mr. Hatkoff is serving as a board member of SL Green Realty Corp. The principal occupation of Ms. Schell is serving as a consultant for and founding member of Observatory Group LLC. The principal occupation of Ms. Solivan is Managing Director at Fuel Capital L.P.

Blackwells Onshore’s address is 400 Park Ave., 4th Floor, New York, New York 10022. Blackwells Capital’s address is 400 Park Ave., 4th Floor, New York, New York 10022. Mr. Aintabi’s business address is 400 Park Ave., 4th Floor, New York, New York 10022. Mr. Hatkoff’s business address is 626 First Ave., Apt. East 30G, New York, NY 10013. Ms. Schell’s business address is 2341 Nottingham Ave., Los Angeles, CA 90027. Ms. Solivan’s business address is 440 N. Barranca Ave., #4275, Covina, CA 91723.

Each of Blackwells Onshore and Blackwells Capital is a Delaware limited liability company. Each of Mr. Aintabi, Mr. Hatkoff, Ms. Schell and Ms. Solivan is a citizen of the United States of America.

As of the date of this Proxy Statement, Blackwells Onshore beneficially owns an aggregate of 17,350 shares of Common Stock, representing approximately [•]% of the Common Stock.

As of the date of this Proxy Statement, Blackwells Capital beneficially owns an aggregate of 115,100 shares of Common Stock, representing approximately [•]% of the Common Stock.

As of the date of this Proxy Statement, Mr. Aintabi beneficially owns an aggregate of 115,100 shares of Common Stock, representing approximately [•]% of the Common Stock

As of the date of this Proxy Statement, neither of Mr. Hatkoff, Ms. Schell nor Ms. Solivan owns any shares of Common Stock or has entered into any transactions in securities of the Company during the past two years. For information regarding the transactions in securities of the Company during the past two years by Blackwells Onshore, Blackwells Capital, Mr. Aintabi, Mr. Hatkoff, Ms. Schell and Ms. Solivan, see Schedule I.

Each Blackwells Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his pecuniary interest therein.

Other than as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any associate of any Participant has been a party which is adverse to the Company or any of its subsidiaries, nor does any Participant or any associate of any Participant have a material interest adverse to the Company or any of its subsidiaries. Except as described herein, no Participant nor any of his or its respective associates has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a shareholder of the Company. Other than as disclosed in this Proxy Statement, there are no arrangements or understandings between Blackwells or its affiliates and the Blackwells Nominees or any other person pursuant to which the nominations are to be made by Blackwells.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates, nor any immediate family member of any Participant or any Participant’s associates, had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company nor any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in this Proxy Statement (including the Schedules hereto), (i) there are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

Blackwells has not paid any compensation to the Blackwells Nominees as a result of their nomination for election as directors of the Company by Blackwells at the Annual Meeting. There are no other arrangements or understandings with either of the Blackwells Nominees, other than as set forth herein.

OTHER MATTERS

Other than as discussed in this Proxy Statement, Blackwells is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Blackwells is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GREEN Universal Proxy Card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Shareholder Proposals for Inclusion in the Company’s Proxy Statement

Shareholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy statement, shareholder proposals must be received at the Company’s principal executive offices by [•].

Shareholder Nominations for Directors for Inclusion in the Company’s Proxy Statement

According to the Company’s proxy statement, written notice of shareholder nominations to the Board of Directors that are to be included in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders pursuant to the proxy access provisions in Article II, Section 11 of the Company’s Bylaws must be delivered to the Company’s secretary not later than 120 nor earlier than 150 days prior to the first anniversary of the preceding year’s annual meeting.

Shareholder Proposals and Nominations for Directors to be Presented at the Annual Meeting

Pursuant to the Bylaws, nominations of individuals for election to the Board and the proposal of other business to be considered by shareholders at the 2025 Annual Meeting of Shareholders, but not included in the Company’s proxy statement, may be made by a person who is a shareholder of record at the time of giving notice, and at the time of the 2025 Annual Meeting of Shareholders, who delivers notice along with the additional information and materials required by the Bylaws to the Company’s Secretary at its principal executive offices not earlier than [•], and not later than [•].

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•]. However, if the date of the 2025 Annual Meeting of Shareholders is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered by the later of (x) the tenth day following the day on which the public announcement of the date of the 2025 Annual Meeting is first made by the Company and (y) the date which is 60 days prior to the date of the 2025 Annual Meeting of Shareholders.

The incorporation of this information in this Proxy Statement should not be construed as an admission by Blackwells that such procedures are legal, valid or binding.

YOUR VOTE IS IMPORTANT

Your proxy is important no matter how many shares of Common Stock you own. Be sure to vote “FOR” the Blackwells Nominees and “FOR” the Blackwells Proposal on the GREEN Universal Proxy Card. Even if the Blackwells Nominees are included on the Company proxy card, Blackwells urges you NOT to sign any proxy card sent to you by the Company or any other party.

If you have already submitted a proxy card to the Company for the Annual Meeting, you may change your vote to a vote “FOR” the election of the Blackwells Nominees by (i) signing, dating and returning the enclosed GREEN Universal Proxy Card, which must be dated after any proxy card you may previously have submitted to the Company, (ii) voting via the Internet, by following the instructions on the GREEN Universal Proxy Card or (iii) voting virtually at the Annual Meeting. Only your latest dated proxy card will count at the Annual Meeting.

If any of your shares are held in the name of a bank, broker or other nominee, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending on your broker or custodian, you may be able to vote via the Internet. Please contact the person responsible for your account and direct him or her to vote on the GREEN Universal Proxy Card “FOR” the election of the Blackwells Nominees.

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one GREEN Universal Proxy Card. We encourage you to vote each GREEN Universal Proxy Card that you receive.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE “FOR” THE BLACKWELLS NOMINEES — MR. HATKOFF, MS. SCHELL AND MS. SOLIVAN — AND “FOR” THE BLACKWELLS PROPOSAL BY SIGNING, DATING AND RETURNING THE GREEN UNIVERSAL PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE COMPANY OR THE TRIAN GROUP, YOU HAVE EVERY LEGAL RIGHT TO REVOKE SUCH PROXY CARD BY (I) SIGNING, DATING AND MAILING THE ENCLOSED GREEN UNIVERSAL PROXY CARD, (II) VOTING VIA THE INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE GREEN UNIVERSAL PROXY CARD OR (III) VOTING VIRTUALLY AT THE ANNUAL MEETING.

PLEASE CALL IF YOU HAVE QUESTIONS.

If you have any questions or require any assistance in voting your GREEN Universal Proxy Card or need additional copies of Blackwells’ proxy materials, please contact:

509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: Blackwells@morrowsodali.com

IT IS IMPORTANT THAT YOU RETURN YOUR GREEN UNIVERSAL PROXY CARD PROMPTLY. PLEASE SIGN AND DATE YOUR GREEN UNIVERSAL PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE EFFECT OF CHANGE OF CONTROL PROVISIONS IN CERTAIN OF THE COMPANY’S MATERIAL AGREEMENTS AND HOUSEHOLDING OF PROXY MATERIALS. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY. WE DO NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Blackwells Onshore I LLC
January [•], 2024

SCHEDULE I

TRANSACTIONS IN THE COMPANY’S SECURITIES DURING THE PAST TWO YEARS

Information relating to any transactions in securities of the Company by the Participants during the past two years is reflected in the table below. None of Mr. Hatkoff, Ms. Schell or Ms. Solivan has engaged in any transactions in securities of the Company during the past two years.

BLACKWELLS ONSHORE I LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(3,650)	2/9/2022
Purchase of Common Stock	3,500	2/10/2022
Purchase of Common Stock	750	2/11/2022
Sale of Common Stock	(750)	2/14/2022
Purchase of Common Stock	750	2/22/2022
Purchase of Common Stock	1,000	2/23/2022
Sale of Common Stock	(1,750)	3/29/2022
Purchase of Common Stock	750	4/6/2022
Purchase of Common Stock	750	4/21/2022
Purchase of Common Stock	750	4/22/2022
Sale of Common Stock	(12,250)	5/6/2022
Purchase of Common Stock	10,000	12/27/2023
Purchase of Common Stock	5,000	1/5/2024
Purchase of Common Stock	2,500	1/9/2024

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,500	7/14/2023
Purchase of Common Stock	750	7/17/2023
Purchase of Common Stock	250	7/17/2023
Purchase of Common Stock	500	7/17/2023
Sale of Common Stock	(3,000)	7/31/2023
Purchase of Common Stock	1,250	8/2/2023
Purchase of Common Stock	750	8/3/2023
Sale of Common Stock	(2,000)	8/10/2023
Sale of Options	(60)	9/15/2023
Sale of Options	(2)	9/15/2023
Purchase of Options	62	9/19/2023
Purchase of Common Stock	1,250	9/26/2023
Sale of Options	(75)	10/2/2023
Purchase of Options	75	11/1/2023
Purchase of Common Stock	1,000	12/7/2023
Purchase of Common Stock	12,500	12/7/2023
Purchase of Common Stock	5,000	12/12/2023
Purchase of Common Stock	7,500	12/13/2023
Purchase of Common Stock	10,000	12/20/2023
Purchase of Common Stock	1,500	1/5/2024
Purchase of Options	50	1/5/2024
Purchase of Common Stock	5,000	1/8/2024
Purchase of Common Stock	2,500	1/9/2024
Purchase of Common Stock	5,000	1/9/2024
Purchase of Common Stock	1,000	1/10/2024
Purchase of Common Stock	1,000	1/10/2024
Purchase of Common Stock	10,000	1/11/2024
Purchase of Options	100	1/11/2024
Purchase of Common Stock	5,000	1/12/2024
Purchase of Common Stock	10,000	1/16/2024
Purchase of Common Stock	5,000	1/17/2024
Purchase of Common Stock	2,500	1/17/2024
Purchase of Common Stock	2,500	1/17/2024
Sale of Options	(150)	1/16/2024

JASON AINTABI

None.

CRAIG HATKOFF

None.

JESSICA SCHELL

None.

LEAH SOLIVAN

None.

Except as otherwise stated in this Proxy Statement, no part of the purchase price or market value of any of the securities specified in the transactions listed in this Schedule I was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the SEC on [•].

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN SHAREHOLDERS

II-1

PRELIMINARY COPY DATED JANUARY 19, 2024 -- SUBJECT TO COMPLETION THE WALT DISNEY COMPANY2024 ANNUAL MEETING OF SHAREHOLDERS [ ], 2024 THIS GREEN PROXY IS SOLICITED ON BEHALF OF BLACKWELLS GREEN PROXY The undersigned hereby appoints Jason Aintabi and Michael Verrechia (together, the “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess if personally present, as proxies to vote all of the shares of common stock of The Walt Disney Company (the “Company”) that the undersigned is entitled to vote at the 2024 Annual Meeting of Shareholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of the Company to be held virtually on [ ], 2024, at [ ]:00 [ ], Pacific Daylight Time. By validly executing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Annual Meeting. BLACKWELLS ONSHORE I, LLC (“BLACKWELLS”) RECOMMENDS YOU VOTE “FOR” THE ELECTION OF BLACKWELLS’ THREE DIRECTOR NOMINEES ON PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 8 USING THE GREEN PROXY CARD. BLACKWELLS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 5, 6 AND 7. THIS GREEN PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE AS TO ANY ITEM, THIS PROXY WILL BE VOTED “FOR” ALL OF THE BLACKWELLS NOMINEES IN PROPOSAL 1, “WITHHOLD” ON THE COMPANY NOMINEES AND THE TRIAN GROUP NOMINEES, “FOR” PROPOSALS 2, 3, 4 AND 8, AND “ABSTAIN” ON PROPOSALS 5, 6 AND 7 AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IMPORTANT –PLEASE MARK, SIGN, DATE AND RETURN YOUR GREEN PROXY CARD PROMPTLY. THANK YOU FOR VOTING.(Continued and to be dated and signed on reverse side) SEE REVERSE SIDE s TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED s Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Notice and Proxy Statement is available at: [ ]

PRELIMINARY COPY DATED JANUARY 19, 2024 -- SUBJECT TO COMPLETION

Please mark vote as indicated in this example ☒

1. Election of Directors

Blackwells recommends you vote FOR the Blackwells nominees

BLACKWELLS NOMINEES	FOR	WITHHOLD
1a. Craig Hatkoff	☐	☐
1b. Jessica Schell	☐	☐
1c. Leah Solivan	☐	☐
COMPANY NOMINEES		
1d. Mary T. Barra	☐	☐
1e. Safra A. Catz	☐	☐
1f. Amy L. Chang	☐	☐
1g. D. Jeremy Darroch	☐	☐
1h. Carolyn N. Everson	☐	☐
1i. Michael B. G. Froman	☐	☐
1j. James P. Gorman	☐	☐
1k. Robert A. Iger	☐	☐
1l. Maria Elena Lagomasino	☐	☐
1m. Calvin R. McDonald	☐	☐
1n. Mark G. Parker	☐	☐
1o. Derica W. Rice	☐	☐
THE TRIAN GROUP NOMINEES		
1p. Nelson Peltz	☐	☐
1q. James A. Rasulo	☐	☐

Instructions for Proposal 1: While you may mark instructions to any or all of the nominees, you may mark a vote "FOR" only twelve nominees in total. You are permitted to vote for fewer than twelve nominees. If you vote "FOR" fewer than twelve nominees, your shares will only be voted "FOR" those nominees you have marked. If you vote "FOR" more than twelve nominees, your elections in Proposal 1 will be invalid and, depending on your broker, bank, or other nominee through which you hold shares, your votes on all other proposals before the Annual Meeting may also be invalid. We will also transact any other business that may properly come before the meeting, and any adjournment, postponement, or continuation of the meeting.

Blackwells recommends you vote FOR the following Company proposals:

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2024.	☐	☐	☐
3. Consideration of an advisory vote to approve the Company's executive compensation.	☐	☐	☐
4. Approval of an amendment and restatement of the Company's Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized for issuance.	☐	☐	☐

Blackwells makes no recommendation with respect to the following proposals:

	FOR	AGAINST	ABSTAIN
5. Shareholder proposal, if properly presented at the meeting, requesting the Board seek shareholder approval for Section 16 officers termination payments.	☐	☐	☐
6. Shareholder proposal, if properly presented at the meeting, requesting a report on political expenditures.	☐	☐	☐
7. The Trian Group proposal, if properly presented at the meeting, to repeal each provision or amendment of the Company's Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023.	☐	☐	☐

Blackwells recommends you vote FOR the following Blackwells proposal:

	FOR	AGAINST	ABSTAIN
8. The Blackwells Group proposal, if properly presented at the meeting, for an advisory vote to cause the Board to increase its size by the number of nominees recommended by your Board at the Annual Meeting that fail to be elected, if any, for failure to receive more votes than a Trian Group Nominee or a Blackwells Group Nominee, and to appoint any and all such nominees recommended by your Board to fill the newly created corresponding vacancies	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

______________________________, 2024

Date

____

(Signature)

____

(Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE SIGN, DATE AND RETURN THIS GREEN PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

CONTROL NUMBER
for Internet Proxy Authorization

permitted by Rule 14a-4(c) of the Exchange Act. FOR AGAINST ABSTAIN TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Your internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/[ ]. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. CONTROL NUMBER for Internet Proxy Authorization Internet voting is available through 11:59 P.M. Eastern Time on [ ] 2024.